UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 20, 2014 (May 15, 2014)

WESTAR ENERGY, INC.
(Exact name of registrant as specified in its charter)

KANSAS	1-3523	48-0290150
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

818 South Kansas Avenue, Topeka, Kansas	66612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code _(785) 575-6300____________________

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁬	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁬	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁬	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁬	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WESTAR ENERGY, INC.

Item 5.07. Submission of Matters to a Vote of Security Holders

We held our 2014 Annual Meeting of Shareholders on May 15, 2014 in Topeka, Kansas. Results for items presented for voting are listed below.

Item 1 on the Proxy Card. Our shareholders elected three Class III directors for a three-year term, with the following vote:

	Number of Votes
	For	Withheld	Broker Non-Votes
Mollie H. Carter	81,800,250	1,502,786	27,786,483
Jerry B. Farley	81,697,189	1,605,847	27,786,483
Mark A. Ruelle	81,736,326	1,566,710	27,786,483

Item 2 on the Proxy Card. In an advisory “say on pay” vote, our shareholders approved the compensation of our named executive officers, with the following vote:

Number of Votes
For	Against	Abstain	Broker Non-Votes
75,796,982	3,779,913	3,726,141	27,786,483

Item 3 on the Proxy Card. Our shareholders voted for the ratification and confirmation of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2014, with the following vote:

Number of Votes
For	Against	Abstain	Broker Non-Votes
109,788,240	814,493	486,786	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westar Energy, Inc.

Date: May 20, 2014
By:/s/ Larry D. Irick
Name: Larry D. Irick
Title: Vice President, General Counsel
and Corporate Secretary